Exhibit 10.4

Execution Version

Dated _____________13 June_______________ 2018

GENER8 MARITIME SUBSIDIARY VII INC.

as Borrower

THE COMPANIES listed in Part A of Schedule 1

as Original Owner Guarantors and

Original Hedge Guarantors

EURONAV MI II INC.

(formerly KNOWN AS GENER8 MARITIME, INC.)

as Existing Parent Guarantor

SEAWAYS HOLDING CORPORATION

as New Parent Guarantor

international seaways, inc.

as Holdings Guarantor

CITIBANK, N.A.

NORDEA BANK AB (PUBL), New York BRANCH

as Global Co-ordinators

CITIBANK, N.A.

as Bookrunner

CITIBANK, N.A.

THE EXPORT-IMPORT BANK OF CHINA

BANK OF CHINA, new york branch

as Mandated Lead Arrangers

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 as Original Lenders

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 as Hedge Counterparties

CITIBANK, N.A., LONDON BRANCH

as ECA Co-ordinator and ECA Agent

NORDEA BANK AB (PUBL), NEW YORK BRANCH

as Facility Agent and Security Agent

AMENDING AND RESTATING AGREEMENT

relating to a facility agreement originally dated 30 November 2015 as supplemented by a supplemental agreement dated 28 December 2015, as amended and restated by an amending and restating deed dated 29 June 2016, as supplemented by a supplemental agreement dated 8 November 2017 and as further supplemented by a consent, supplemental and amendment letter dated 2 April 2018

INDEX

Clause		Page

1	INTERPRETATION	3

2	consent, waiver, RELEASE AND ACCESSION	3

3	CONDITIONS precedent	4

4	representations and WARRANTIES	7

5	amendment and restatement of Facility agreement and other finance documents	8

6	Further Assurance	9

7	Fees, Costs and Expenses	9

8	Notices	9

9	Counterparts	9

10	CONFIRMATION BY REMAINING OBLIGORS	9

11	Governing Law	10

12	Enforcement	10

SCHEDULE 1		12

Part A ORIGINAL OWNER GUARANTORS AND ORIGINAL HEDGE GUARANTORS		12

Part B Original Lenders		13

Part C HEDGE COUNterparties		14

EXECUTION PAGES		15

EXHIBIT A FORM OF EFFECTIVE date NOTICE		24

APPENDIX 1 PART A FORM OF AMENDED AND RESTATED facility AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE facility AGREEMENT		25

APPENDIX 1 PART B form of clean copy amended and restated facility agreement		26

THIS AGREEMENT is made on ____________________________ 2018

BETWEEN

(1)	GENER8 MARITIME SUBSIDIARY VII INC., a corporation incorporated and existing under the laws of the Republic of The Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the “Borrower”);

(2)	The companies listed in Part A of Schedule 1 (The Parties) hereto as joint and several original owner guarantors (the “Original Owner Guarantors”) and as joint and several original hedge guarantors (the “Original Hedge Guarantors”);

(3)	EURONAV MI II INC. (FORMERLY KNOWN AS GENER8 MARITIME, INC.), a corporation incorporated and existing under the laws of the Republic of The Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the existing parent guarantor (the “Existing Parent Guarantor”);

(4)	SEAWAYS HOLDING CORPORATION, a corporation incorporated and existing under the laws of the Republic of The Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the new parent guarantor (the “New Parent Guarantor”);

(5)	INTERNATIONAL SEAWAYS, INC., a corporation incorporated and existing under the laws of the Republic of The Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH96960 as the holdings guarantor (the “Holdings Guarantor”);

(6)	CITIBANK, N.A. and NORDEA BANK AB (PUBL), NEW YORK BRANCH (as successor of Nordea Bank Finland Plc, New York Branch) as global co-ordinators (the “Global Co-ordinators” and each, a “Global Co-ordinator”);

(7)	CITIBANK, N.A. as bookrunner (the “Bookrunner”);

(8)	CITIBANK, N.A., THE EXPORT-IMPORT BANK OF CHINA and BANK OF CHINA, NEW YORK BRANCH as mandated lead arrangers (the “Mandated Lead Arrangers” and each, a “Mandated Lead Arranger”);

(9)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 as lenders (the “Original Lenders” and each, an “Original Lender”);

(10)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 as hedge counterparties (the “Hedge Counterparties” and each a, “Hedge Counterparty”);

(11)	CITIBANK, N.A., LONDON BRANCH as ECA agent (the “ECA Agent”) and as ECA co-ordinator (the “ECA Co-ordinator”);

(12)	NORDEA BANK AB (PUBL), NEW YORK BRANCH (as successor of Nordea Bank Finland Plc, New York Branch) as agent of the other Finance Parties (the “Facility Agent”); and

(13)	NORDEA BANK AB (PUBL), NEW YORK BRANCH (as successor of Nordea Bank Finland Plc, New York Branch) as security agent for the Secured Parties (the “Security Agent”).

BACKGROUND

(A)	By a facility agreement dated 30 November 2015 (as supplemented by a supplemental agreement dated 28 December 2015, as amended and restated by an amending and restating deed dated 29 June 2016 , as supplemented by a supplemental agreement dated 8 November 2017 and as further supplemented by a consent, supplemental and amendment letter dated 2 April 2018, the “Facility Agreement”) and made between (i) the Borrower, (ii) the Original Owner Guarantors and Original Hedge Guarantors, (iii) the Existing Parent Guarantor, (iv) the Global Co-ordinators, (v) the Bookrunner, (vi) the Mandated Lead Arrangers, (vii) the Original Lenders, (viii) the Hedge Counterparties, (ix) the ECA Co-ordinator, (x) the Facility Agent and (xi) the Security Agent, the Original Lenders made available to the Borrower a facility of up to US$385,227,495.00.

(B)	By a share purchase agreement (the “Share Purchase Agreement”) dated April 18, 2018 made between (i) the New Parent Guarantor as purchaser, (ii) Euronav NV, a corporation incorporated and existing under laws of the Kingdom of Belgium as seller parent and (iii) Euronav MI Inc., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands as seller, it is intended that the New Parent Guarantor purchase the entire share capital of the Borrower (the “Shares Purchase”).

(C)	In order to facilitate the Share Purchase and the transactions contemplated thereby, the Parties have agreed inter alia that:

(i)	no Change of Control shall occur as a result of the Shares Purchase;

(ii)	clauses 21.22 (Disposals), 21.23 (Merger) and 29.1 (Assignment or Transfers by Obligors) shall be waived solely in respect of the Shares Purchase, subject to the occurrence of the Effective Date;

(iii)	the Existing Parent Guarantor shall be irrevocably and unconditionally released from all of its liabilities and obligations under the Facility Agreement and the other Finance Documents with effect from the Effective Date (as defined below) (the “Release”);

(iv)	the New Parent Guarantor shall accede to the Facility Agreement and shall provide a guarantee thereunder (as defined below) (the “Accession of New Parent Guarantor”) with effect from the Effective Date;

(v)	the Holdings Guarantor shall accede to the Facility Agreement and shall provide a guarantee thereunder (as defined below) (the “Accession of Holdings Guarantor”) with effect from the Effective Date; and

(vi)	certain amendments shall be made to the Facility Agreement (as set out in Appendix 1) to reflect the Accession of New Parent Guarantor and the Accession of the Holdings Guarantor and as a consequence of the Shares Purchase (the “Proposed Changes”).

(D)	This Agreement sets out the terms and conditions on which the Finance Parties agree, with effect on and from the Effective Date, at the request of the Borrower, to the Proposed Changes, each of the other consequential amendments to be made to the Finance Documents in connection therewith and certain other changes described herein.

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IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement:

“Acceding Parties” means collectively, the New Parent Guarantor and the Holdings Guarantor (and each or any of them as the context may require, an “Acceding Party”).

“Amended and Restated Facility Agreement” means the Facility Agreement as amended and restated by this Agreement in the form set out in Appendix 1.

“Effective Date” means the date specified on the Effective Date Notice, such date being the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

“Effective Date Notice” means a notice in the form set out in Exhibit A.

“Facility Agreement” means the Facility Agreement referred to in Recital (A).

“Party” means a party to this Agreement.

“Remaining Obligors” means the Borrower, each Owner Guarantor and each Hedge Guarantor.

“Shares” means all of the shares in the share capital of the Borrower which are held by, to the order of or on behalf of the New Parent Guarantor.

“SPA Closing Date” means the closing of the transactions contemplated by the Share Purchase Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clauses 1.2 (Construction) and 1.5 (Third party rights) of the Facility Agreement apply to this Agreement as if they were each expressly incorporated herein with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement a Finance Document.

2	consent, waiver, RELEASE AND ACCESSION

Subject to and upon the terms and conditions of this Agreement, in consideration of the Lenders continuing to make available the amounts presently extended under the Facility to the Borrower pursuant to the Facility Agreement and without prejudice to the continuing obligations of each Remaining Obligor under the Facility Agreement and/or each of the other Finance Documents (in each case, as amended and restated or amended pursuant to this Agreement):

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(a)	all Lenders hereby provide their consent to the Shares Purchase and confirm that they waive the provisions of clause 7.2 (Change of control) of the Facility Agreement which require a mandatory prepayment to be made by the Borrower as a result of a Change of Control;

(b)	all Lenders hereby agree to waive the breach of clause 21.22 (Disposals), clause 21.23 (Merger), and clause 29.1 (Assignment or transfer by Obligors) of the Facility Agreement that will occur as a result of the Shares Purchase;

(c)	the Lenders and the other Finance Parties agree to the Proposed Changes and each of the other consequential amendments to be made to the Facility Agreement and the other Finance Documents and certain other changes as set out in this Agreement;

(d)	the Lenders and the other Finance Parties agree that, with effect from the Effective Date:

(i)	the Existing Parent Guarantor shall be irrevocably and unconditionally released from all of its liabilities and obligations under the Facility Agreement and the other Finance Documents;

(ii)	the Acceding Parties shall be deemed to be Guarantors under the Facility Agreement in accordance with the terms of this Agreement and the Amended and Restated Facility Agreement; and

(iii)	the Facility Agreement shall be amended and restated in the manner set out in the Amended and Restated Facility Agreement.

(e)	The Acceding Parties each agree to be bound by the terms of the Amended and Restated Facility Agreement as a Guarantor, and by signing this Agreement each of the Acceding Parties undertakes to perform all liabilities and to make all payments and to comply with all other obligations under the Amended and Restated Facility Agreement as if named as a party to it as a Guarantor.

3	CONDITIONS precedent

3.1	Agreement of the Lenders and the other Finance Parties

The agreement of the Lenders, the other Finance Parties and the other Parties contained in Clause 2 (Consent, Waiver, Release and Accession) is subject to:

(a)	no Default or Event of Default would result from entry into this Agreement or the occurrence of the Effective Date;

(b)	no event which would result in a Material Adverse Effect has occurred or would result from entry into this Agreement or the occurrence of the Effective Date;

(c)	the SPA Closing Date having occurred;

(d)	the representations and warranties set out in clause 18 (Representations) of the Facility Agreement to be made by each of the Remaining Obligors and the Acceding Parties being true on each of the date of this Agreement and the Effective Date (provided that the representations made under clause 18.7 (Financial Statements; financial condition; undisclosed liabilities) of the Facility Agreement shall be made with reference to the latest financial statements provided by the Acceding Parties to the Facility Agent and as at the last day of the financial period in relation to which such financial statements relate);

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(e)	no Change of Control having occurred on the date of this Agreement or the Effective Date (it being understood that neither the Share Purchase nor the Merger (as defined in the consent, supplemental and amendment letter dated 2 April 2018) constitute a Change of Control); and

(f)	the Facility Agent having received the following documents and evidence, in each case in form and substance satisfactory to the Facility Agent (acting reasonably) on or before the date of this Agreement or such later date as the Facility Agent may agree with the Borrower:

(i)	an original of this Agreement duly executed by the parties to it;

(ii)	a duly executed copy of the Share Purchase Agreement (and each document required to be delivered thereunder);

(iii)	a copy of the shares certificate and any other documents evidencing title to the Shares;

(iv)	a duly executed original of the Shares Security in respect of the Borrower (and each document required to be delivered thereunder);

(v)	a duly executed original of the control agreement regarding deposit accounts to be made between the New Parent Guarantor and the Account Bank together with each Account Security in respect of the Minimum Liquidity Account and the Debt Service Reserve Account (and each document required to be delivered thereunder);

(vi)	a duly executed original of each transfer form, irrevocable proxy and power of attorney and letter of resignation to be delivered by the Borrower under each Shares Security in respect of each Owner Guarantor;

(vii)	a duly executed original of each notice of assignment of insurances and notice of assignment of management agreement to be delivered by each Owner under each General Assignment in respect of each Ship;

(viii)	documents establishing that each Ship will, on and from the Effective Date, be managed technically by Wallem Shipmanagement Limited as Approved Technical Manager together with:

(A)	a duly executed original of a Manager’s Undertaking for Wallem Shipmanagement Limited as Approved Technical Manager of each Ship; and

(B)	a copy of the Document of Compliance for Wallem Shipmanagement Limited;

(ix)	a copy of each Ship’s Safety Management Certificate (together with any other details of the applicable Safety Management System which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to such Ship including without limitation an ISSC;

(x)	in respect of each Ship, a copy of the class certificate from an Approved Classification Society indicating that such Ship meets the criteria specified in clause 24.2 (flag of ships; citizenship; ship classification) of the Amended and Restated Facility Agreement;

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(xi)	documentary evidence that each Ship will be insured in accordance with the provisions of the Amended and Restated Facility Agreement and all requirements in the Amended and Restated Facility Agreement in respect of Insurances will be complied with on and from the Effective Date;

(xii)	an opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may reasonably require;

(xiii)	copies of the Constitutional Documents of each of the Remaining Obligors and the Acceding Parties in each case certified by an authorized signatory of such party as being a true, correct and complete copy thereof;

(xiv)	evidence that each of the Remaining Obligors and the Acceding Parties are in goodstanding in its respective jurisdiction of incorporation or formation;

(xv)	copies of resolutions of the directors and (if required) resolutions of shareholders of each of the Existing Parent Guarantor, the Remaining Obligors and the Acceding Parties, authorising the execution of this Agreement and any other Finance Document that is to be delivered pursuant hereto, in each case certified by an authorized signatory of such party as being a true, correct and complete copy thereof;

(xvi)	a copy of Sinosure’s written approval notice in respect of the transactions contemplated by this Agreement together with (i) any amendments to each Sinosure Insurance Policy and (ii) evidence in relation to the due authorisation and execution by Sinosure of each such amendment to such Sinosure Insurance Policy, in each case in form and substance satisfactory to the Lenders;

(xvii)	a copy of (A) the audited consolidated financial statement of the Holdings Guarantor for its fiscal year ended on 31 December 2017, (B) the unaudited consolidated financial statement of the Holdings Guarantor for its fiscal quarter ended on 31 March 2018 and (C) the opening balance sheet of the New Parent Guarantor;

(xviii)	such evidence as the Facility Agent and Sinosure may require for the Finance Parties to be able to satisfy each of their “know your customer” or similar identification procedures in relation to the transactions contemplated by this Agreement, the other Finance Documents and the Shares Purchase;

(xix)	favourable legal opinions from lawyers appointed by the Facility Agent on such matters concerning the laws of the Republic of the Marshall Islands, England, the PRC, New York and such other relevant jurisdictions as the Facility Agent may reasonably require;

(xx)	evidence that any process agent referred to in Clause 12.2 (Service of process) has accepted its appointment;

(xxi)	evidence of payment of all fees, costs and expenses incurred by the Finance Parties in connection with this Agreement which are due and payable by the Remaining Obligors, the Acceding Parties or the Existing Parent Guarantor on or before the Effective Date pursuant to the terms of the Finance Documents and for which an invoice has been received; and

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(xxii)	a certified English translation in respect of any documents referred to above as may be required by the Facility Agent.

3.2	Effective Date Notice

On the day of satisfaction or waiver of the conditions precedent specified in Clause 3.1 (Agreement of the Lenders and the other Finance Parties) (it being agreed that the condition precedent set out in Clause 3.1(c) may not be waived without the consent of the Acceding Parties), the Effective Date Notice shall be completed and signed by the Facility Agent and the Facility Agent shall promptly on such day provide a copy of the Effective Date Notice to the Borrower, the Existing Parent Guarantor, the Acceding Parties and the Lenders.

4	representations and WARRANTIES

4.1	General

(a)	The Remaining Obligors and the Acceding Parties each make the representations and warranties set out in clause 18 (Representations) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, to each Finance Party, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

(b)	The Remaining Obligors and the Acceding Parties each make the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and restated and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.2	Corporate Power and Authority; Legal Validity and Enforceability

The Remaining Obligors, the Acceding Parties and the Existing Parent Guarantor each make the following representations and warranties to each Finance Party on the date of this Agreement and (except in the case of the Existing Parent Guarantor) on the Effective Date:

(a)	it has the corporate or other applicable power and authority to execute this Agreement and to perform the terms and provisions of this Agreement and (except in the case of the Existing Parent Guarantor) the Amended and Restated Facility Agreement, and it has taken all necessary corporate or other applicable action to authorise the execution of this Agreement, and performance by it of this Agreement and (except in the case of the Existing Parent Guarantor) the Amended and Restated Facility Agreement.

(b)	it has duly executed this Agreement, and this Agreement and (except in the case of the Existing Parent Guarantor) the Amended and Restated Facility Agreement constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

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4.3	No Violation

Each of the Remaining Obligors, the Acceding Parties and the Existing Parent Guarantor represent and warrant that neither the execution of this Agreement, nor the performance or compliance by it with the terms and provisions hereof (or (except in the case of the Existing Parent Guarantor) with the terms and provisions of the Amended and Restated Facility Agreement), will:

(a)	contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, judgment, writ, injunction or decree of any court or governmental instrumentality;

(b)	conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Security (except Other Permitted Security) upon any of its material properties or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which it is a party or by which it or any of its material property or assets is bound or to which it may be subject; or

(c)	violate any provision of its Constitutional Documents.

5	amendment and restatement of Facility agreement and other finance documents

5.1	Specific amendments to Facility Agreement. Subject to Clause 3 (Conditions Precedent), with effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Facility Agreement; and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

5.2	Amendments to Finance Documents. Subject to Clause 3 (Conditions Precedent), with effect on and from the Effective Date, each of the Finance Documents shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated or amended by this Agreement;

(b)	by construing references throughout each of the Finance Documents to “this Deed”, “this Agreement”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended by this Agreement;

(c)	by construing references throughout each of the Finance Documents to “Parent Guarantor” as being references to the New Parent Guarantor;

(d)	by construing references throughout each of the Finance Documents to “Obligors” as being references to the Borrower, the New Parent Guarantor, the Holdings Guarantor, each Owner Guarantor and each Hedge Guarantor or any one of them; and

(e)	by construing references throughout each of the Finance Documents to “Transaction Obligors” as being references to a Remaining Obligor, any Acceding Party, any Approved Manager or any other member of the Group who executes a Transaction Document.

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5.3	Finance Documents to remain in full force and effect. The Finance Documents shall remain in full force and effect:

(a)	in the case of the Facility Agreement, as amended and restated pursuant to Clause 5.1 (Specific amendments to Facility Agreement); and

(b)	in the case of the other Finance Documents, as amended and supplemented:

(i)	by the amendments contained in Clause 5.2 (Amendments to Finance Documents); and

(ii)	by such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	Further Assurance

Clause 21.34 (Further assurance) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	Fees, Costs and Expenses

The Borrower shall reimburse the Facility Agent on demand for (i) all fees as set out any Fee Letter (Second Amending and Restating Agreement) (as defined in the Amended and Restated Facility Agreement) and (ii) all other fees and costs and expenses (including reasonable legal fees, VAT and other disbursements) incurred by the Finance Parties in connection with or arising out of the negotiation, execution, operation or implementation of this Agreement and any other documents required in connection herewith.

8	Notices

Clause 38 (Notices) of the Amended and Restated Facility Agreement applies to this Agreement as if it were expressly incorporated herein with any necessary modifications.

9	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10	CONFIRMATION BY REMAINING OBLIGORS

Notwithstanding any of the provisions of this Agreement:

(a)	each of the Remaining Obligors hereby acknowledge and confirm that:

(i)	the terms and conditions of the Finance Documents to which they are a party continue to constitute its legal, binding and valid obligations enforceable in accordance with their terms (as amended and restated or amended by this Agreement); and

(ii)	save as expressly amended under this Agreement, the Facility Agreement and the other Finance Documents to which it is a party to, shall remain in full force and effect.

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(b)	Each Owner Guarantor hereby acknowledges and confirms that the guarantee in clause 17 (Guarantee and Indemnity) of the Facility Agreement (as amended and restated or amended by this Agreement) remains in full force and effect.

11	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12	Enforcement

12.1	Jurisdiction

(a)	The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	Each of the Borrower, the Original Owner Guarantors, the Original Hedge Guarantors, the Existing Parent Guarantor and the Acceding Parties accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(c)	This Clause 12.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law:

(i)	prior to the Effective Date:

(A)	each of the Borrower, the Original Owner Guarantors, the Original Hedge Guarantors and the Existing Parent Guarantor irrevocably appoints Euronav (UK) Agencies Ltd. as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(B)	each of the Acceding Parties irrevocably appoints OSG Ship Management (UK) Ltd. as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)	on and from the Effective Date:

(A)	the Existing Parent Guarantor irrevocably appoints Euronav (UK) Agencies Ltd. as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(B)	each of the Borrower, the Original Owner Guarantors, the Original Hedge Guarantors and the Acceding Parties irrevocably appoints OSG Ship Management (UK) Ltd. as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

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(iii)	each of the Borrower, the Original Owner Guarantors, the Original Hedge Guarantors, the Existing Parent Guarantor and the Acceding Parties agree that failure by a process agent to notify the relevant appointing party of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Existing Parent Guarantor or Borrower (as the case may be) (on behalf of the Original Owner Guarantors, the Original Hedge and/or the Acceding Parties) must immediately (and in any event within five (5) days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This AGREEMENT has been duly executed as on the date stated at the beginning of this Agreement.

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SCHEDULE 1

Part A

ORIGINAL OWNER GUARANTORS

AND ORIGINAL HEDGE GUARANTORS

Name of Original Owner Guarantor / Hedge Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication
GENER8 STRENGTH LLC GENER8 SUPREME LLC GENER8 SUCCESS LLC GENER8 ANDRIOTIS LLC GENER8 CHIOTIS LLC GENER8 MILTIADES LLC	REPUBLIC OF MARSHALL ISLANDS	963430 963435 963434 963431 963432 963433

prior to the Effective Date:

c/o Euronav NV

De Gerlachekaai 20

2000, Antwerp, Belgium

Attention: Egied Verbeeck, General Counsel

An Goris, Secretary General

Fax: +32 (3) 247-4409

Email: legal@euronav.com

on and from the Effective Date:

c/o International Seaways Ship Management LLC, 600 Third Avenue, 39th Floor, New York, New York 10016

Attention: President

Telephone: 212-953-4100

Fax: 212-578-1881

Email: lzabrocky@intlseas.com LegalDepartment@intlseas.com

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Part B

Original Lenders

Name of Commercial Lender	Address for Communication

CITIBANK, N.A., LONDON BRANCH

Citibank N.A., London Branch,

Citigroup Centre, Canada Square,

London, E14 5LB

c/o Citibank International Limited,

Poland Branch

7/9 Traugutta str., 1st Floor

00-985 Warsaw, Poland

Attention: Loan Operations Department

(Kara Catt / Romina Coates – EAF Middle Office)

Telephone: +44 207986 4881

Facsimile: +44 207 655 2380

E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,

New York, NY, 10013

Attention: Meghan O’Connor

Telephone: +1 212 816 8557

Facsimile: N/A

E-mail: meghan.oconnor@citi.com

THE EXPORT-IMPORT BANK OF CHINA

No. 30 Fu Xing Men Nei St., Xicheng District

Beijing, China, 100031

Attention: Transport Finance Department (Song Xiaofei / Gao Youzi)

Telephone: +86 10 63693162/83579500

Facsimile:+86 10 83578428/9

Email: songxiaofei@eximbank.gov.cn / gaoyouzi@eximbank.gov.cn

BANK OF CHINA, NEW YORK BRANCH

Bank of China, New York Branch

410 Madison Avenue

New York, NY 10017

Attention: Operation Service Department

 (Ms. Wenzhen Zhang)

Telephone: +1 646 231 3143

Facsimile: +1 212 371 4185

E-mail: synloanadmin.nyb@bocusa.com

wzhang@bocusa.com

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Part C

HEDGE COUNterparties

Name of Hedge Counterparties	Address for Communication
CITIBANK, N.A., LONDON BRANCH

Citibank N.A., London Branch,

Citigroup Centre, Canada Square,

London, E14 5LB

c/o Citibank International Limited,

Poland Branch

7/9 Traugutta str., 1st Floor

00-985 Warsaw, Poland

Attention: Loan Operations Department

(Kara Catt / Romina Coates – EAF Middle Office)

Telephone: +44 207986 4881

Facsimile: +44 207 655 2380

E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,

New York, NY, 10013

Attention: Meghan O’Connor

Telephone: +1 212 816 8557

Facsimile: N/A

E-mail: meghan.oconnor@citi.com

14

EXECUTION PAGES

SIGNED FOR AND ON BEHALF OF
GENER8 MARITIME SUBSIDIARY VII INC.,
as Borrower

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 STRENGTH LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 SUPREME LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 SUCCESS LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

15

SIGNED FOR AND ON BEHALF OF
GENER8 ANDRIOTIS LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 CHIOTIS LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 MILTIADES LLC,
as Original Owner Guarantor and Original Hedge Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

SIGNED FOR AND ON BEHALF OF
GENER8 MARITIME, INC,
as Existing Parent Guarantor

/s/ Sophia Agathis
Name: Sophia Agathis
Title: Attorney-in-fact

16

SIGNED FOR AND ON BEHALF OF
SEAWAYS HOLDING CORPORATION,
as New Parent Guarantor

/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President

SIGNED FOR AND ON BEHALF OF
INTERNATIONAL SEAWAYS, INC.,
as Holdings Guarantor

/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President and CBO

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Global Co-ordinator

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

SIGNED FOR AND ON BEHALF OF
NORDEA BANK AB (PUBL), New York BRANCH,
as Global Co-ordinator

Name:
Title:

Name:
Title:

17

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Bookrunner

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Global Co-ordinator

Name:
Title:

SIGNED FOR AND ON BEHALF OF
NORDEA BANK AB (PUBL), New York BRANCH,
as Global Co-ordinator

/s/ Erik Havnvik
Name: Erik Havnvik
Title: Director

/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Bookrunner

Name:
Title:

18

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Mandated Lead Arranger

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

signed FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Mandated Lead Arranger

/s/ Erik Havnvik
Name: Erik Havnvik
Title:Director

signed FOR AND ON BEHALF OF
BANK OF CHINA, new york branch,
as Mandated Lead Arranger

Name:
Title:

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Mandated Lead Arranger

Name:
Title:

19

signed FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Mandated Lead Arranger

/s/ Gao Zeteng
Name: Gao Zeteng
Title: Deputy General Manager

signed FOR AND ON BEHALF OF
BANK OF CHINA, new york branch,
as Mandated Lead Arranger

Name:
Title:

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Mandated Lead Arranger

Name:
Title:

signed FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Mandated Lead Arranger

Name:
Title:

20

signed FOR AND ON BEHALF OF
BANK OF CHINA, new york branch,
as Mandated Lead Arranger

/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A., LONDON BRANCH,
as Original Lender

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

SIGNED FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Original Lender

Name:
Title:

SIGNED FOR AND ON BEHALF OF
BANK OF CHINA, NEW YORK BRANCH,
as Original Lender

Name:
Title:

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A., LONDON BRANCH,
as Original Lender

Name:
Title:

21

SIGNED FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Original Lender

/s/ Gao Zetang
Name: Gao Zetang
Title: Deputy General Manager

SIGNED FOR AND ON BEHALF OF
BANK OF CHINA, NEW YORK BRANCH,
as Original Lender

Name:
Title:

signed FOR AND ON BEHALF OF
CITIBANK, N.A.,
as Mandated Lead Arranger

Name:
Title:

signed FOR AND ON BEHALF OF
THE EXPORT-IMPORT BANK OF CHINA,
as Mandated Lead Arranger

Name:
Title:

22

signed FOR AND ON BEHALF OF
BANK OF CHINA, new york branch,
as Mandated Lead Arranger

/s/ Raymond Qiao
Name: Raymond Qiao
Title: Exective Vice President

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A., LONDON BRANCH,
as Hedge Counterparty

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

SIGNED FOR AND ON BEHALF OF
CITIBANK, N.A., LONDON BRANCH,
as ECA Co-ordinator and ECA Agent

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

SIGNED FOR AND ON BEHALF OF
NORDEA BANK AB (PUBL), NEW YORK BRANCH,
as Facility Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: Director

/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

23

SIGNED FOR AND ON BEHALF OF
NORDEA BANK AB (PUBL), NEW YORK BRANCH,
as Security Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: Director

/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

24